EXECUTION COPY

                      5,263,902 American Depositary Shares

                    (Representing 15,791,706 Ordinary Shares)

                         Shire Pharmaceuticals Group plc

                             UNDERWRITING AGREEMENT


                                                              September 25, 2000


BEAR, STEARNS & CO. INC.
245 Park Avenue
New York, NY  10167

Ladies and Gentlemen:

     The shareholder named in Schedule I hereto (the "Selling Shareholder") proposes, subject to the terms and conditions stated herein, to sell to Bear, Stearns & Co. Inc. (the "Underwriter") 5,263,902 American Depositary Shares (the "ADSs"), each representing the right to receive three ordinary shares, nominal value 5p per ordinary share (each, an "ordinary share"), of Shire Pharmaceuticals Group plc, a public limited liability company organized under the laws of England and Wales (the "Company"). The ADSs and the ordinary shares are more fully described in the Registration Statement referred to below.

     1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Underwriter that:

     (a) The Company has filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations of the Commission thereunder (the "Regulations") a registration statement and one or more amendments thereto, on Form S-3 (No. 333-39702), for the registration under the Act of certain ordinary shares, including all of the ordinary shares underlying the ADSs (such ordinary shares underlying the ADSs covered by the Registration Statement hereinafter being referred to as the "Registered Shares"). The Company meets the requirements for use of Form S-3 for registering the Registered Shares. The Registration Statement has been declared effective under the Act. Such registration statement, including the prospectus, financial statements and schedules, exhibits and all other documents filed as a part thereof, as amended to the date of this Agreement, including any information deemed to be a part thereof as of the date hereof pursuant to paragraph (b) of Rule 430A of the Regulations, is herein called the "Registration Statement" and the related prospectus covering the Registered Shares as supplemented by any specifically applicable supplement relating to the sale of the ADSs, in the form first used to confirm sales of the ADSs, is herein called the "Prospectus". Any registration


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statement filed pursuant to Rule 462(b) of the Regulations is herein called the
"Rule 462(b) Registration Statement", and after such filing any reference herein to the term "Registration Statement" shall include such Rule 462(b) Registration Statement. Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement, or the date of the Prospectus, as the case may be, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include (A) the filing of any document under the Exchange Act after the date of this Agreement or the date of the Prospectus, as the case may be, which is incorporated therein by reference and (B) any such document as filed. All of the Registered Shares have been duly registered under the Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, have been or will be duly registered under the Act with the filing of such Rule 462(b) Registration Statement. Neither the Commission nor the Blue Sky or securities authority of any jurisdiction has issued a stop order suspending the effectiveness of the Registration Statement, preventing or suspending the use of the Prospectus, the Registration Statement or any amendment or supplement thereto, refusing to permit the effectiveness of the Registration Statement or suspending the registration or qualification of the Registered Shares, nor has any of such authorities instituted, or, to the Company's knowledge, threatened to institute any proceedings with respect to a stop order.

     (b) At the time of the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus or any supplement to or amendment of the Prospectus is filed with the Commission and at the Closing Date (as hereinafter defined), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Act and the Regulations and does not or will not contain an untrue statement of a material fact and does not or will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related preliminary prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by you or by the Selling Shareholder, in each case expressly for use in connection with the preparation thereof. Each contract, agreement, instrument, lease, license or other item required to be described in the Registration Statement or the Prospectus or filed as an exhibit to the Registration Statement has been so described or filed.

     (c) The reports and other documents incorporated by reference in the Registration Statement and the Prospectus, as of the date hereof or the date of the Prospectus, as the case may be, complied in all material respects to the requirements of the Act and the Regulations, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and any



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further reports or documents so filed and incorporated by reference in the
Registration Statement and the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will comply in all material respects to the requirements of the Act and the Regulations or the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (d) A registration statement on Form F-6 (File No. 333-8414) in respect of the ADSs has been filed with the Commission; such registration statement has been declared effective by the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge, threatened by the Commission or the Blue Sky or securities authority of any jurisdiction (such registration statement, as amended at the time such registration statement became effective, is herein called the "F-6 Registration Statement"); and the F-6 Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects, with the requirements of the Act, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     (e) The Deposit Agreement among the Company, Morgan Guaranty Trust Company of New York, as depositary (the "Depositary"), and the holders and beneficial owners from time to time of ADSs issued thereunder (the "Deposit Agreement"), and the transactions contemplated therein, have been duly and validly authorized by the Company; and the Deposit Agreement has been duly and validly executed and delivered by the Company and is enforceable against the Company in accordance with its terms, except as enforcement (i) may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law). The Company has validly deposited the Registered Shares with the Depositary against the issuance, by the Depositary, of certificates for ADSs representing the Registered Shares in accordance with the Deposit Agreement.

     (f) Arthur Andersen Chartered Accountants, who have certified the financial statements and supporting schedules of the Company included in the Registration Statement, are independent public accountants in respect of the Company as required by the Act and the Regulations. Ernst & Young LLP and PricewaterhouseCoopers LLP, who have certified (each as of certain dates and with respect to certain periods) the financial statements and supporting schedules of Roberts Pharmaceutical Corporation ("Roberts Pharmaceutical"), are independent public accountants in respect of Roberts Pharmaceutical as required by the Act and the Regulations.

     (g) The Company does not have any subsidiaries other than those listed on
Schedule II and does not own or control, directly or indirectly, any interest in any other



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corporation, association or other business entity. All the issued and outstanding shares of capital stock of each subsidiary of the Company have been duly and validly issued and are fully paid and nonassessable, were not issued in violation of preemptive or similar rights (unless such rights have been duly waived by the holders of such rights) and are owned directly or indirectly by the Company, free and clear (other than (i) as set forth in that certain Amended and Restated Credit Agreement among the Company, its subsidiaries, certain financial institutions and DLJ Capital Fund Inc. as administrative agent dated November 19, 1999 and (ii) directors' qualifying shares) of any lien, encumbrance, claim, security interest, restriction on transfer, shareholders' agreement, voting trust or other defect of title whatsoever.

     (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, there has been no material adverse change in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its subsidiaries, taken as a whole ("Material Adverse Change"), whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet of the Company presented in the Registration Statement and the Prospectus, (i) neither the Company nor any of its subsidiaries has (A) incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Company and its subsidiaries, taken as a whole, except for liabilities or obligations which are reflected in the Registration Statement and the Prospectus, or (B) entered into any transaction not in the ordinary course of business that is material to the Company and its subsidiaries taken as a whole, except for transactions which are reflected in the Registration Statement and the Prospectus; and (ii) the Company has not declared or paid any dividend on or made any distributions of or with respect to any shares of its capital stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its or its subsidiaries' capital stock.

     (i) This Agreement and the transactions contemplated herein have been duly and validly authorized by the Company, and this Agreement has been duly and validly executed and delivered by the Company and is enforceable against the Company in accordance with its terms, except as enforcement (i) may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights and remedies generally and (ii) is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

     (j) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, agreement, instrument, understanding, franchise, license or permit to which the Company or any of its subsidiaries is a party or by which any of such companies or any of their respective properties or assets may be bound, except where such conflict, breach, default, lien, charge or encumbrance would not have a material adverse effect (considered individually or when aggregated with other such instances) on the business, prospects, properties, operations, condition (financial or other) or results of operations of the



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Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"), or
(ii) violate or conflict with any provision of the memorandum and articles of association or by-laws or equivalent constitutive documents of the Company or any of its subsidiaries or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets, except where such violation or conflict would not have a Material Adverse Effect. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required for the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby, including the sale and delivery of the ADSs, except the registration under the Act of the Registered Shares (which has become effective) and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws or foreign equivalents of such regulations or statutes, where applicable, in connection with the purchase and distribution of the ADSs by the Underwriter.

     (k) The Company had, at June 30, 2000, an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus.
Schedule III hereto sets forth the outstanding number of shares of each class of capital stock of the Company as of the close of business the day before the date of this Agreement. All of the outstanding shares of capital stock of the Company, including the Registered Shares, are duly and validly authorized, allotted and issued as fully paid, and none of such shares was issued in violation of or is subject to any preemptive or similar rights. The authorized capital stock of the Company, including the Registered Shares, conforms to the description thereof contained in the Registration Statement and the Prospectus. Each ADS represents the right to receive three ordinary shares pursuant to the procedures set forth in the Deposit Agreement. The ADSs conform to the description thereof contained in the Registration Statement and the Prospectus. Except as disclosed in the Registration Statement and the Prospectus or in
Schedule III hereto, there are no outstanding options (as of August 31, 2000), warrants or other rights calling for the issuance of, and no commitments, obligations, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company.

     (l) The execution, delivery and performance of the Deposit Agreement and the consummation of the transactions contemplated thereby did not and will not
(i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, agreement, instrument, understanding, franchise, license or permit to which the Company or any of its subsidiaries is a party or by which any of such companies or any of their respective properties or assets may be bound, except where such conflict, breach, default, lien or encumbrance would not have a Material Adverse Effect, or (ii) violate or conflict with any provision of the memorandum and articles of association or by-laws or equivalent constitutive documents of the Company or any of its subsidiaries or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any



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

of its subsidiaries or any of their respective properties or assets, except where such violation or conflict would not have a Material Adverse Effect. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets was or is required for the execution, delivery or performance of the Deposit Agreement or the consummation of the transactions contemplated thereby, including the deposit of ordinary shares with the Depositary against the issuance by the Depositary of certificates for ADSs representing such ordinary shares, except the registration under the Act of the ADSs and the ordinary shares represented by the ADSs and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws or foreign equivalents of such regulations or statutes, where applicable.

     (m) The Company has been duly incorporated and is validly existing as a public limited company under the laws of England and Wales. Each of the subsidiaries of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction in which the character and location of its properties (owned, leased or licensed) or nature or conduct of its business makes such qualification necessary, except where the failure to so qualify would not have a Material Adverse Effect. Each of the Company and its subsidiaries has all requisite power and authority and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits (collectively, "Governmental Licenses") of and from all public, regulatory or governmental agencies and bodies to own, lease and operate its respective properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, and each such Governmental License is valid and in full force and effect, except where the failure to have such Governmental License, valid and in full force and effect, would not have a Material Adverse Effect.

     (n) Neither the Company nor any of its subsidiaries is in violation of any provision of its memorandum and articles of association or by-laws or equivalent constitutive documents or in breach of, or in default under (nor has any event occurred that with notice, lapse of time, or both, would constitute a breach of, or default under), except where such breach or default would not have a Material Adverse Effect, any provision of any agreement, instrument, franchise, lease, license or permit to which the Company or any of its subsidiaries is a party or by which any of their respective properties or assets may be bound or affected or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets.

     (o) Except as described in the Registration Statement and the Prospectus, there is no litigation, arbitration, proceeding, investigation or claim to which the Company or any of its subsidiaries is a party or to which any property or assets of the Company or any of its subsidiaries are subject which is pending or, to the knowledge of the Company, threatened or contemplated against the Company or any of its subsidiaries which might result in any Material



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Adverse Effect or any development involving a Material Adverse Effect or which is required to be disclosed in the Registration Statement and the Prospectus.

     (p) Neither the Company nor any of its directors, officers or affiliates (as defined in the Regulations) has taken or will take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the ADSs or a violation of Regulation M under the Exchange Act.

     (q) The consolidated financial statements, including the notes thereto, and supporting schedules, if any, of the Company included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and their consolidated cash flows for the periods specified; said financial statements have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis; the supporting schedules, if any, included in the Registration Statement or the Prospectus present fairly the information required to be stated therein; and the selected financial data and the summary financial information of the Company included in the Registration Statement and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the financial statements of the Company included in the Registration Statement and the Prospectus. No other financial statements are required by Form S-3 or otherwise to be included in the Registration Statement or the Prospectus other than those included therein.

     (r) Except as described in the Registration Statement and the Prospectus and except for rights that have been effectively waived in writing (complete and accurate copies of which have been provided to the Underwriter prior to the date of this Agreement), which waivers are in full force and effect, no holder of securities of the Company has any rights to cause the Company to issue to it, or register pursuant to the Act, any securities of the Company because of the filing of the Registration Statement or otherwise in connection with the sale of the ADSs contemplated hereby or otherwise. No holder of securities of the Company has any preemptive or similar rights or other rights to purchase any of the ADSs or the ordinary shares underlying the ADSs.

     (s) The Company is not, and upon consummation of the transactions contemplated hereby will not be, an "investment company" or a person "controlled" by an "investment company" under the Investment Company Act of 1940.

     (t) The ADSs of the Company, including the ADSs representing the Registered Shares, are quoted on the National Association of Securities Dealers Automated Quotation National Market System.

     (u) The Company, directly or though one or more of its subsidiaries, owns or possesses valid and enforceable licenses or other rights to use all inventions, patents, patent applications, trademarks, service marks, trade names, copyrights, technology, software, databases, Internet domain names, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), proprietary techniques (including processes and substances) and other intellectual property


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rights used in, or necessary to conduct, the business now conducted or presently contemplated to be conducted by the Company and its subsidiaries, as described in the Registration Statement and the Prospectus (collectively, "Intellectual Property") free and clear of all liens, claims and encumbrances, except where the failure to own or possess such rights would not reasonably be expected to have a Material Adverse Effect; other than as described in the Registration Statement and the Prospectus or which would not have a Material Adverse Effect:
(i) there are no third parties who have any rights in the Intellectual Property that could preclude the Company or any of its subsidiaries from conducting their respective businesses as currently conducted or as presently contemplated to be conducted as described in the Registration Statement and the Prospectus; (ii) there are no pending or, to the knowledge of the Company, threatened actions, suits, proceedings, investigations or claims by others challenging the rights of the Company or any of its subsidiaries or (if the Intellectual Property is licensed) the licensor thereof in any Intellectual Property owned by or licensed to the Company or any of its subsidiaries; (iii) neither the Company or any of its subsidiaries nor (if the Intellectual Property is licensed) the licensor thereof has infringed, or received any notice of infringement of or conflict with, any rights of others with respect to the Intellectual Property; and (iv) there is no dispute between the Company or any of its subsidiaries and any licensor with respect to any Intellectual Property. The Company and its subsidiaries have taken all reasonable steps to protect, maintain and safeguard the Intellectual Property for which improper or unauthorized disclosure would impair its value or validity and have entered into appropriate nondisclosure and confidentiality agreements and made appropriate filings and registrations in connection with the foregoing.

     (v) The Company and its subsidiaries have timely filed all federal, state, local and United Kingdom and other non-U.S. income and franchise tax returns and reports required to be filed and have paid all taxes shown thereon and all assessments received by them to the extent that such taxes have become due and are not being contested in good faith, and there is no tax deficiency that has been or, to the Company's knowledge, might be asserted or threatened against the Company or any of its subsidiaries that might have a Material Adverse Effect; and all tax liabilities are adequately provided for on the books of the Company.

     (w) The Company and its subsidiaries maintain insurance with insurers of recognized financial responsibility of the types and in the amounts (i) generally deemed adequate for their businesses and consistent with insurance coverage maintained by similar companies in similar businesses and (ii) required under any of the Company's or any of its subsidiaries' agreements, licenses or other contracts, all of which insurance is in full force and effect; the Company has no reason to believe that it or any of its subsidiaries will not be able to renew its existing insurance as and when such coverage expires or to obtain similar insurance with similar insurers at a cost that would not have a Material Adverse Effect.

     (x) Each of the Company and its subsidiaries is in compliance with all applicable federal, state, local or United Kingdom and other non-U.S. laws, regulations, rules, ordinances, orders or directives relating to pollution or (in connection therewith) protection of human health and safety, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants,



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contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), except where failure to comply would not have a Material Adverse Effect; to the Company's knowledge, no material expenditures are or will be required to comply with the Environmental Laws; each of the Company and its subsidiaries holds all permits, licenses and approvals required to conduct its business thereunder and is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance or failure to comply with the terms and conditions of, or failure to receive, such permits, licenses or approvals will not singly or in the aggregate have a Material Adverse Effect.

     (y) Except as disclosed in the Registration Statement and the Prospectus, and except as set forth in the Credit Agreement, each of the Company and its subsidiaries has good and marketable title to all properties (real and personal) owned by the Company or any of its subsidiaries, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as do not, singly or in the aggregate, materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all properties held under lease or license by the Company or any of its subsidiaries are held under valid, existing and enforceable leases or licenses.

     (z) Each of the Company and its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general and specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to the respective assets of the Company and each such subsidiary, as the case may be, is permitted only in accordance with management's general or specific authorizations, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (aa) No labor dispute with the employees of the Company or any of its subsidiaries is pending or, to the Company's knowledge, is imminent; and the Company is not aware of any existing threatened or imminent labor disturbance by the employees of any of its or any of its subsidiaries, principal suppliers, collaborative or strategic partners, manufacturers or contractors that could result in any Material Adverse Effect.

     (bb) Neither the Company nor any subsidiary has any agreement, arrangement or understanding for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement.

     (cc) Under the laws of England and Wales, the irrevocable submission by the Company to the jurisdiction of the United States federal or state court sitting in the State of New York and the designation of the laws of the State of New York to apply to this Agreement will be binding upon the Company, and, if properly brought to the attention of the court or administrative body in accordance with the laws of the United Kingdom, a judgment by such



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court would be enforceable in any judicial or administrative proceeding in the
United Kingdom (subject to any applicable exceptions to the recognition or enforcement of foreign judgments in the United Kingdom). The Company has validly and irrevocably waived, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance in any such court of any action or proceeding arising out of or relating to this Agreement or any other document delivered hereunder. The Company has validly appointed William A. Nuerge as its authorized agent for service of process pursuant to this Agreement and the Company has the legal capacity to sue and to be sued in its own name.

     (dd) No stamp, transfer or other taxes or duties are payable to the United Kingdom or any political subdivision or taxing authority thereof or therein in connection with the transactions contemplated by this Agreement.

     (ee) Based upon the nature of the Company's business and the ownership of the Company and taking into account the transactions contemplated hereby, the Company does not qualify as a passive foreign investment company as defined in
Section 1296(a) of the Code ("PFIC") or as a "foreign personal holding company" as defined in Section 552 of the Code ("FPHC") or expect to so qualify for future taxable years.

     2. Representations, Warranties and Agreements of the Selling Shareholder. The Selling Shareholder represents and warrants to, and agrees with, the Underwriter that:

     (a) The Selling Shareholder has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware. The Selling Shareholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the ADSs to be sold by the Selling Shareholder hereunder. This Agreement and the transactions contemplated herein have been duly and validly authorized by all necessary corporate action on the part of the Selling Shareholder, and this Agreement has been duly and validly executed and delivered by the Selling Shareholder and is enforceable against the Selling Shareholder in accordance with its terms, except as enforcement (i) may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights and remedies generally and (ii) is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

     (b) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Shareholder pursuant to, any contract, agreement, instrument, understanding, franchise, license or permit to which the Selling Shareholder is a party or by which it or any of its properties or assets may be bound or (ii) violate or conflict with any provision of the constitutive documents of the Selling Shareholder or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Selling Shareholder or any of its properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Selling Shareholder or any of its properties or assets is required for the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby, including the sale and delivery of the ADSs, except the registration under the Act of the Registered Shares and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws or foreign equivalents of such regulations or statutes, where applicable, in connection with the purchase and distribution of the ADSs by the Underwriter.

     (c) The Selling Shareholder is the lawful owner of the ADSs and has, and on the Closing Date will have, good and clear title to the ADSs, free and clear of all liens, encumbrances, equities or claims, and upon sale and delivery of the ADSs and payment therefor pursuant hereto, the Underwriter will have good and clear title to the ADSs, free and clear of all liens, encumbrances, equities or claims.

     (d) Neither the Selling Shareholder nor any of its directors, officers or affiliates has taken or will take, directly or indirectly, any action designed to cause or result in, or which constitutes or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the ADSs or a violation of Regulation M under the Exchange Act.

     (e) The Selling Shareholder does not have any agreement, arrangement or understanding for a fee, commission or other compensation on account of the employment of a broker or finder in connection with the transactions contemplated by this Agreement.

     (f) At the time of the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 of the Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission and at the Closing Date, the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Act and the Regulations and does not or will not contain an untrue statement of a material fact and does not or will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Registered Shares or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Act and the Regulations and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representations and warranties made in this subsection (f), however, shall relate only to information contained in the Registration Statement or the Prospectus or any related preliminary prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by the Selling Shareholder for use in connection with the preparation thereof. (g) During the period commencing on the date hereof and ending 60 days after the date of the Prospectus, the Selling Shareholder agrees not to, directly or indirectly, without the prior written consent of Bear, Stearns & Co. Inc. as the Underwriter, (1) sell, offer or agree to sell, grant any option, warrant or other right to purchase or otherwise sell or dispose of (or announce any offer of sale, contract of sale, sale, grant of any option, warrant or other right to purchase or other sale or disposition of), pledge, make any short sale or maintain any short position, establish or maintain a "put equivalent position" (within the meaning of Rule 16a-1(h) under the Exchange Act), enter into any swap, derivative transaction or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of ordinary shares (whether any such transaction is to be settled by delivery of ordinary shares, ADSs representing ordinary shares, other securities, cash or other consideration) or otherwise dispose of any ordinary shares (or any securities convertible into, exercisable for or exchangeable for ordinary shares) or interest therein of the Company or (2) except pursuant to this Agreement, make any demand for, or exercise its rights, if any, to require the Company to register its ordinary shares and to receive notice thereof.

     (h) The Selling Shareholder will deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

     3. Purchase, Sale and Delivery of the ADSs.

     (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Selling Shareholder agrees to sell the ADSs to the Underwriter and the Underwriter agrees to purchase the ADSs from the Selling Shareholder, at a purchase price per ADS of $48.375.

     (b) Payment of the purchase price for, and delivery of certificates for, the ADSs shall be made at the offices of Coudert Brothers, 1114 Avenue of the Americas, New York, New York, 10036, or at such other place as shall be agreed upon by you and the Selling Shareholder, at 10 A.M. on September 29, 2000, or such other time as shall be agreed upon by you and the Selling Shareholder (such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to the Selling Shareholder by wire transfer of immediately available funds to a bank account designated by the Selling Shareholder not less than two business days prior to the Closing Date, against delivery by the Selling Shareholder to you of the ADSs, duly indorsed for transfer with indorsement guaranteed, and with such other documentation as shall be required by the Depositary in connection with the transfer of the ADSs to you.

     (c) The Selling Shareholder agrees that it shall not, for a period of 60 days following the Closing Date, declare or pay any dividends on, or make any distribution however characterized in respect of, shares of its capital stock; that it shall not, during such 60-day period, repay any indebtedness to any affiliate (as defined in the Act); that the proceeds of the sale of the ADSs shall remain within the United States during such 60-day period, and shall be used during such 60-day period (except for the payment of United States or state taxes due and payable in respect of the sale of the ADSs) solely in connection with the ordinary course of the Selling Shareholder's U.S. business consistent with past practice.

     4. Offering. Upon your authorization of the release of the ADSs, the Underwriter proposes to offer the ADSs for sale to the public as set forth in the Prospectus under the caption "Underwriting".

     5. Covenants of the Company. The Company covenants and agrees with the Underwriter that:

     (a) The Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence satisfactory to you of such timely filing.

     The Company will notify you immediately (and, if requested by you, will confirm such notice in writing) (i) when any amendments to the Registration Statement become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (iii) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor and (v) of the receipt of any comments from the Commission. If the Commission shall propose or enter a stop order at any time, the Company will make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement, make any filing under Rule 462(b) of the Regulations or file any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b)) that differs from the prospectus on file on the date hereof to which you shall reasonably object in writing after being timely furnished in advance a copy thereof.

     (b) The Company will comply with the Act and the Regulations so as to permit the completion of the distribution of the ADSs as contemplated in this Agreement and the Prospectus. If, at any time when a prospectus relating to the Registered Shares and the ADSs is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriter or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement to comply with the Act or the Regulations, or to file under the Exchange Act, so as to comply therewith, any document incorporated by reference in the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify you promptly and prepare and file with the Commission an appropriate amendment or supplement (in form and substance reasonably satisfactory to you) which will correct such statement or omission or which will effect such compliance and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

     (c) The Company will promptly deliver to you one signed copy of the Registration Statement and all amendments thereto (including exhibits), and of all documents incorporated by reference in the Registration Statement and Prospectus or any amendment or supplement thereto, and will maintain in the Company's files manually signed copies of such documents for at least five years from the date of filing. The Company will promptly deliver to the Underwriter such number of copies of any preliminary prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents incorporated by reference in the Registration Statement and Prospectus or any amendment or supplement thereto as you may reasonably request, and the Company hereby consents to the use of such copies for purposes permitted by the Act.

     (d) The Company will endeavor in good faith, in cooperation with you, promptly from time to time, to qualify the Registered Shares and ADSs for offering and sale under the securities laws of such jurisdictions in the United States as you may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process. The Company will promptly advise you of the receipt by the Company of any notification with respect to suspension of the qualification of the Registered Shares or ADSs for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and will use every reasonable effort to obtain the withdrawal of any order of suspension as soon as possible.

     (e) The Company will make generally available (within the meaning of Section 11(a) of the Act) to its security holders and to you as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement (in form complying with the provisions of Rule 158 of the Regulations) covering a period of at least twelve consecutive months beginning after the effective date of the Registration Statement.

     (f) During the period of 60 days from the date of the Prospectus, (i) the Company will not, without the prior written consent of Bear, Stearns & Co. Inc. as the Underwriter, directly or indirectly, issue, sell, offer or agree to sell, grant any option, warrant or other right to purchase or otherwise sell or dispose of (or, unless required by applicable law or the rules or regulations of the London Stock Exchange or Nasdaq, announce any offer of sale, contract of sale, sale, grant of any option, warrant or other right to purchase or other sale or disposition of), pledge, make any short sale or maintain any short position, establish or maintain a "put equivalent position" (within the meaning of Rule 16a-1(h) under the Exchange Act), enter into any swap, derivative transaction or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of ADSs or ordinary shares (whether any such transaction is to be settled by delivery of ordinary shares, ADSs representing ordinary shares, other securities, cash or other consideration) or otherwise dispose of, any ADSs or ordinary shares (or any securities convertible into, exercisable for or exchangeable for ADSs or ordinary shares) or interest therein of the Company, except for (A) the issuance by the Company of ordinary shares pursuant to the exercise of options outstanding under the Company's employee benefit plans on the date hereof and disclosed in the Registration Statement and the Prospectus and (B) the issuance of ordinary shares pursuant to the conversion of the loan note held by Arenol Corporation having a principal amount of $2,800,000 and (ii) the Company will not permit any of the officers and directors of the Company, as of the time of the closing of the sale of the ADSs hereunder on the Closing Date, to engage in any of the aforementioned transactions on their own behalf, provided, however, that Mr. John Spitznagel shall be permitted to sell up to an aggregate of 255,490 ordinary shares (or ADSs representing such number of ordinary shares) during the two-day period from September 28, 2000 to September 29, 2000.

     (g) During a period of three years from the date of the Prospectus, the Company will furnish to you (i) copies of any reports or other communications that the Company shall send to its stockholders or shall from time to time publish or publicly disseminate and (ii) copies of all reports, financial statements and proxy or information statements filed by the Company with the Commission or any national securities exchange or automated quotation system.

     (h) The Company, during the period when the Prospectus is required to be delivered under the Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations thereunder.

     (i) The Company will use its commercially reasonable best efforts to satisfy all conditions precedent to the transactions contemplated by this Agreement.

     6. Payment of Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of the obligations of the Company hereunder, including those in connection with (i) preparing, printing, duplicating, filing and distributing the Registration Statement, as originally filed, and all amendments thereof (including all exhibits thereto), the Prospectus and any amendments or supplements thereto (including, without limitation, fees and expenses of the Company's accountants and counsel), this Agreement and all other documents related to the transactions contemplated hereby, (ii) the qualification of the Registered Shares or ADSs under state or foreign securities or Blue Sky laws or regulations, including the costs of printing and mailing a preliminary and final "Blue Sky Survey" and the fees of counsel for the Underwriter and such counsel's disbursements in relation thereto, (iii) quotation of the ADSs on the National Association of Securities Dealers Automated Quotation National Market System, (iv) filing fees of the Commission, (v) the fees and charges of the Depositary, and (vi) the cost and charges of the agent for service of the Company. Notwithstanding the foregoing, the Selling Shareholder shall reimburse the Company for the Company's out-of-pocket expenses to its counsel and its accountants and to the Depositary incurred in connection with the transactions contemplated hereby, up to a maximum total amount of US$100,000. The Selling Shareholder will pay or cause to be paid (I) all costs and expenses incident to the Selling Shareholder's performance of its obligations hereunder which are not otherwise specifically provided for in this Section, including (i) any fees and expenses of counsel of the Selling Shareholder, (ii) all expenses, taxes and duties incident in the sale and delivery of the ADSs to be sold hereunder and
(iii) the costs and charges of the agent for service of the Selling Shareholder and (II) all filing fees of the National Association of Securities Dealers, Inc. with respect to the transactions contemplated hereby.

     7. Conditions of Underwriter's Obligations. The obligations of the Underwriter to purchase and pay for the ADSs, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and the Selling Shareholder herein contained, as of the date hereof and as of the Closing Date, to the absence from any certificates, opinions, written statements or letters furnished to you or to Coudert Brothers ("Underwriter's Counsel") pursuant to this Section 7, of any misstatement or omission, to the performance by the Company and the Selling Shareholder of their respective obligations hereunder, and to the following additional conditions:

     (a) The Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 5(a) hereof; and, at or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

     (b) At the Closing Date you shall have received the opinion of Slaughter and May, U.K., counsel for the Company, dated the Closing Date, addressed to the Underwriter and in form and substance satisfactory to Underwriter's Counsel, to the effect that:

          (i) The Company has been duly incorporated and is validly existing as a public limited company under the laws of England and Wales.

          (ii) The Company has the requisite corporate power and authority to execute, deliver and perform this Agreement and the Deposit Agreement, and to consummate the transactions contemplated hereby and thereby.

          (iii) This Agreement has been duly and validly authorized, executed and delivered by the Company and, assuming that this Agreement creates valid and binding obligations of the parties under New York law, is enforceable against the Company in accordance with its terms, except as enforcement (i) may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

          (iv) The Deposit Agreement and the transactions contemplated therein have been duly and validly authorized by the Company; the Deposit Agreement has been duly and validly executed and delivered by the Company and, assuming the Deposit Agreement creates valid and binding obligations of the parties under New York law, is enforceable against the Company in accordance with its terms, except as enforcement (i) may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

          (v) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby did not and will not violate or conflict with any provision of the memorandum and articles of association or by-laws or equivalent constitutive documents of the Company or law or regulation of England and Wales. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any public, governmental, or regulatory agency or body having jurisdiction over the Company or any of its properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, including the sale and delivery of the ADSs.

          (vi) The execution, delivery and performance of the Deposit Agreement and the consummation of the transactions contemplated thereby did not and will not violate or conflict with any provision of the memorandum and articles of association or by-laws or equivalent constitutive documents of the Company or any law or regulation of England and Wales. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its properties or assets was or is required for the execution, delivery or performance of the Deposit Agreement or the consummation of the transactions contemplated thereby, including the deposit with the Depositary of ordinary shares against the issuance by the Depositary of certificates for ADSs representing such ordinary shares.

          (vii) The statements in the Registration Statement and the Prospectus under the caption "Description of Share Capital", insofar as such statements relate to matters of the laws of England and Wales or regulations are true and accurate in all material respects, and nothing has been omitted from such statements which would make them misleading in any material respect.

          (viii) Under the laws of England and Wales, the irrevocable submission by the Company to the jurisdiction of the United States federal or state courts sitting in the State of New York and the designation of the laws of the State of New York to apply to this Agreement will be binding upon the Company, and, if properly brought to the attention of the court or administrative body in accordance with the laws of the United Kingdom, a judgment by such court would be enforceable in any judicial or administrative proceeding in England and Wales (subject to any applicable exceptions to the recognition or enforcement of foreign judgments in England and Wales as specifically noted by such counsel). The Company has validly and irrevocably waived, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance in any such court of any action or proceeding arising out of or relating to this Agreement or any other document delivered hereunder. The Company has validly and irrevocably appointed William A. Nuerge as its authorized agent for service of process pursuant to this Agreement and the Company has the legal capacity to sue and to be sued in its own name.

          (ix) A final and conclusive judgment for a definite sum of money entered by a state or federal court in the United States of America in any action, suit or proceeding arising out of or in connection with the obligations of the Company under the Agreement would be recognized for the purpose of enforcement proceedings, without re-examination or re-litigation of the matters adjudicated upon, by an English court (although this would be a matter within such court's discretion), provided that:

               (a) the judgment was not obtained by fraud;

               (b) the enforcement of the judgment would not be contrary to English public policy;

               (c) the judgment was not given in a manner contrary to the principles of natural justice (as applied by English courts);

               (d) the judgment was not inconsistent with an English judgment in respect of the same matter or, in some circumstances, with an earlier foreign judgment which satisfied the same criteria and was enforceable in England;

               (e) the judgment was not for multiple damages (as defined by the Protection of Trading Interests Act 1980);

               (f) the proceedings before the court of the United States of America were not of a penal or revenue nature; and

               (g) the enforcement proceedings were instituted within six years after the date of the judgment.

          (x) It is not necessary that, prior to seeking enforcement of this Agreement or the Deposit Agreement in England and Wales, this Agreement, the Deposit Agreement or any other document be filed or recorded with any court or other authority in England and Wales or that any British stamp or similar tax be paid.

          (xi) None of the Company or any of its properties or assets has any immunity from jurisdiction of any competent court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of judgment or otherwise) under the laws of England and Wales.

          (xii) No stamp, transfer or other taxes or duties are payable to the United Kingdom or any political subdivision or taxing authority thereof or therein in connection with the transactions contemplated by this Agreement.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of England and Wales and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriter's Counsel) of other counsel, reasonably acceptable to Underwriter's Counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its subsidiaries, provided that copies of any such statements or certificates shall be delivered to Underwriter's Counsel. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

     (c) At the Closing Date you shall have received the opinion of Neil Harris, Head of Legal Affairs of the Company, dated the Closing Date, addressed to the Underwriter and in form and substance satisfactory to Underwriter's Counsel, to the effect that:

          (i) The Company has been duly incorporated and is validly existing as a public limited company under the laws of England and Wales. Each of the Company and its subsidiaries has all requisite corporate authority to own, lease and license its respective properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, except where the absence of such authority would not have a Material Adverse Effect. All the issued and outstanding capital stock of each subsidiary of the Company has been duly and validly issued and is fully paid and nonassessable, was not issued in violation of preemptive or similar rights (unless such rights have been duly waived by the holders of such rights) and is owned directly or indirectly by the Company, free and clear (other than (i) as set forth in that certain Amended and Restated Credit Agreement among the Company, its subsidiaries, certain financial institutions and DLJ Capital Fund Inc. as administrative agent dated November 19, 1999 and (ii) directors' qualifying shares) of any lien, encumbrance, claim, security interest, restriction on transfer, shareholders' agreement, voting trust or other defect of title whatsoever.

          (ii) The Company had, at June 30, 2000, an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus. All of the outstanding shares of capital stock of the Company, including the Registered Shares, are duly and validly authorized, allotted and issued as fully paid, and none of such shares were issued in violation of or subject to any preemptive or similar rights. To the best of such counsel's knowledge, except as disclosed in the Registration Statement and Prospectus or in Schedule III hereto, there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, obligations, plans or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company.

          (iii) The Company has validly deposited the Registered Shares with the Depositary against the issuance, by the Depositary, of certificates for ADSs representing the Registered Shares in accordance with the Deposit Agreement.

          (iv) To the best of such counsel's knowledge, there is no litigation, arbitration, proceeding, investigation or claim to which the Company or any of its subsidiaries is a party or to which any property or assets of the Company or any of its subsidiaries are subject which is pending or threatened against the Company or any of its subsidiaries and which is of a character required to be disclosed in the Registration Statement and the Prospectus which has not been properly disclosed therein or any statute or regulation that is required to be described in the Registration Statement and the Prospectus which has not been described therein as required.

          (v) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby did not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, agreement, instrument, understanding, franchise, lease, license or permit known to such counsel to which the Company or any of its subsidiaries is a party or by which any of such companies or their respective properties or assets may be bound or (B) violate or conflict with, to the best of such counsel's knowledge, any judgment, decree or order, or any statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets.

          (vi) The execution, delivery and performance of the Deposit Agreement and the consummation of the transactions contemplated thereby did not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any contract, agreement, instrument, understanding, franchise, license or permit known to such counsel to which the Company or any of its subsidiaries is a party or by which any of such companies or any of their respective properties or assets may be bound or (ii) violate or conflict with, to such counsel's knowledge, any judgment, order or decree of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets.

          (vii) To the best of such counsel's knowledge, there are no contracts, agreements, instruments, leases, licenses or other documents or items required to be described or referred to in the Registration Statement and the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed as exhibits thereto as required; and the descriptions thereof and the references thereto in the Registration Statement and Prospectus are accurate in all material respects and provide a fair summary thereof.

     In addition, such opinion shall also contain a statement that such counsel has participated in conferences with certain officers and representatives of the Company, the Underwriter and the Underwriter's counsel at which the contents of the Registration Statement and the Prospectus and related matters were discussed and no facts have come to the attention of such counsel which would lead such counsel to believe that either the Registration Statement at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434, if applicable), or any amendment thereof made prior to the Closing Date as of the date of such amendment, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements, including the notes and schedules thereto and other financial data derived therefrom, or to statistical data contained therein).

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of England and Wales and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriter's Counsel) of other counsel, reasonably acceptable to Underwriter's Counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its subsidiaries, provided that copies of any such statements or certificates shall be delivered to Underwriter's Counsel. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

     (d) At the Closing Date you shall have received the opinion of Cahill Gordon & Reindel, U.S. counsel for the Company, dated the Closing Date, addressed to the Underwriter and in form and substance satisfactory to Underwriter's Counsel, to the effect that:

          (i) Assuming due authorization, execution and delivery by the Company under the laws of England and Wales, this Agreement has been duly and validly executed and delivered by the Company under the laws of the State of New York.

          (ii) Assuming due authorization, execution and delivery by the Company under the laws of England and Wales, the Deposit Agreement has been duly and validly executed and delivered by the Company under the laws of the State of New York and, assuming due authorization, execution and delivery by the Depositary, is enforceable against the Company in accordance with its terms, except as enforcement (i) may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

          (iii) The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby did not and will not violate or conflict with, to the best of such counsel's knowledge, any judgment, decree or order, or any statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental, or regulatory agency or body having jurisdiction over the Company or any of its properties or assets is required for the execution, delivery and performance of this Agreement or the Deposit Agreement or the consummation of the transactions contemplated hereby or thereby, including the sale and delivery of the ADSs, except for
     (1) such as may be required under state securities or Blue Sky laws or regulations (or foreign securities laws or regulations, if applicable) in connection with the purchase and distribution of the ADSs by the Underwriter (as to which such counsel need express no opinion) and (2) such as have been made or obtained under the Act.

          (iv) The execution, delivery and performance of the Deposit Agreement and the consummation of the transactions contemplated thereby did not and will not violate or conflict with, to such counsel's knowledge, any judgment, order or decree of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its properties or assets was or is required for the execution, delivery or performance of the Deposit Agreement or the consummation of the transactions contemplated thereby, including the deposit with the Depositary of ordinary shares against the issuance by the Depositary of certificates for ADSs representing such ordinary shares.

          (v) The Registration Statement and the Prospectus and any amendments thereof or supplements thereto (other than the financial statements and notes and schedules thereto and other financial data derived therefrom, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Regulations. The reports and other documents incorporated by reference in the Registration Statement and the Prospectus, when they became effective or were filed with the Commission, as the case may be, complied in all material respects to the requirements of the Act and the Regulations.

          (vi) The Company is not, and upon consummation of the transactions contemplated hereby will not be, an "investment company" or a person "controlled" by an

     "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (vii) Under the laws of the State of New York the irrevocable submission by the Company to the jurisdiction of the United States federal or state courts sitting in the State of New York and the designation of the laws of the State of New York to apply to this Agreement will be binding upon the Company. The Company has validly and irrevocably waived, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance in any such court of any action or proceeding arising out of or relating to this Agreement or any other document delivered hereunder. The Company has validly and irrevocably appointed William A. Nuerge as its authorized agent for service of process pursuant to this Agreement.

          (viii) The Registered Shares have been registered under the Act.

          (ix) The Registration Statement is effective under the Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission. All filings required by Rule 424(a) and Rule 424(b) of the Regulations have been made.

          (x) The ADS Registration Statement is effective under the Act, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the ADS Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission.

          (xi) The ADS Registration Statement when it became effective, and any post-effectiveness amendments thereto, as of their respective effective dates, conformed, in all material respects, with the requirements of the Act.

     In addition, such opinion shall also contain a statement that such counsel has participated in conferences with certain officers and representatives of the Company, the independent public accountants for the Company, the Underwriter and the Underwriter's counsel at which the contents of the Registration Statement and the Prospectus and related matters were discussed and no facts have come to the attention of such counsel which would lead such counsel to believe that either the Registration Statement at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434, if applicable), or any amendment thereof made prior to the Closing Date as of the date of such amendment, contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements, including the notes and schedules thereto and other financial data derived therefrom, or to statistical data contained therein).

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriter's Counsel) of other counsel, reasonably acceptable to Underwriter's Counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its subsidiaries, provided that copies of any such statements or certificates shall be delivered to Underwriter's Counsel. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

     (e) At the Closing Date, you shall have received the opinion of Howard, Rice, Nemerovski, Canady, Falk & Rabkin, counsel for the Selling Shareholder, dated the Closing Date, addressed to the Underwriter and in form and substance satisfactory to the Underwriter's Counsel, to the effect that:

          (i) The Selling Shareholder has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware. The Selling Shareholder has requisite power and authority to enter into this Agreement and to sell, assign, transfer and deliver the ADSs to be sold by the Selling Shareholder hereunder. This Agreement and the transactions contemplated herein have been duly and validly authorized by all necessary corporate action on the part of the Selling Shareholder, and this Agreement has been duly and validly executed and delivered by the Selling Shareholder and is enforceable against the Selling Shareholder in accordance with its terms, except as enforcement (i) may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights and remedies generally and (ii) is subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

          (ii) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by the Selling Shareholder do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon the ADSs pursuant to, any contract, agreement or other instrument known to such counsel to which the Selling Shareholder is a party or by which it or any of its properties or assets may be bound or (B) contravene any provision of applicable law, violate or conflict with any provision of the Certificate of Incorporation or By-laws of the Selling Shareholder or, to the best of such counsel's knowledge, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Selling Shareholder or the ADSs or the

     Registered Shares. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Selling Shareholder or the ADSs or the Registered Shares is required for the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby, including the sale and delivery of the ADSs, except for (1) such as may be required under state securities or Blue Sky laws or regulations (or foreign securities laws or regulations, if applicable) in connection with the purchase and distribution of the ADSs by the Underwriter (as to which such counsel needs express no opinion) and (2) such as have been made or obtained under the Act.

          (iii) Upon payment for and delivery of the ADSs in accordance with the terms of this Agreement, and assuming the Underwriter is acquiring the ADSs without notice of any adverse claim, the Underwriter will be the owner of the ADSs, free of any adverse claim.

     In addition, such counsel shall confirm that (i) it received directly from the Depositary, on behalf of the Selling Shareholder, the certificates representing the ADSs, in exchange for delivery by the Selling Shareholder to the Company of 5,048,500 shares of common stock of Roberts Pharmaceuticals held by the Selling Shareholder prior to the merger of Roberts Pharmaceuticals and a subsidiary of the Company on December 23, 1999, and it maintained possession of such certificates representing the ADSs continually from such time until it delivered such certificates together with executed stock powers (signature guaranteed), on behalf of the Selling Shareholder, to the Depositary for delivery to Bear Stearns pursuant to its instructions and (ii) it has no knowledge of any adverse claim with respect to the ADSs. Such counsel may indicate, in making the statement set forth in clause (ii) of the preceding sentence, that it has not made any independent inquiry with respect to such statement.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriter's Counsel) of other counsel, reasonably acceptable to Underwriter's Counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Selling Shareholder and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Selling Shareholder, provided that copies of any such statements or certificates shall be delivered to Underwriter's Counsel. The opinion of such counsel for the Selling Shareholder shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

     (f) At the Closing Date, you shall have received the opinion of Ziegler, Ziegler & Altman, counsel to the Depositary, dated the Closing Date, addressed to the Underwriter and in the form and substance satisfactory to the Underwriter's Counsel, to the effect that:

          (i) The Deposit Agreement has been duly and validly authorized, executed and delivered by the Depositary and is enforceable against the Depositary in accordance with its terms, except as enforcement (i) may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) general principals of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

          (ii) The ADSs (when issued in accordance with the Deposit Agreement against the deposit of ordinary shares of the Company) are duly and validly issued in accordance with the terms of the Deposit Agreement and entitle the holders thereof to the right to receive three ordinary shares of the Company and to the other rights specified therein and in the Deposit Agreement.

     (g) All proceedings taken in connection with the sale of the ADSs as herein contemplated shall be satisfactory in form and substance to you and to Underwriter's Counsel, and the Underwriter shall have received from said Underwriter's Counsel a favorable opinion, dated as of the Closing Date, with respect to the sale of the ADSs, the Registration Statement and the Prospectus and such other related matters as you may reasonably require, and the Company and the Selling Shareholder shall have furnished to Underwriter's Counsel such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

     (h) At the Closing Date, you shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date, to the effect that (i) the condition set forth in subsection (a) of this
Section 7 has been satisfied, (ii) as of the date hereof and as of the Closing Date the representations and warranties of the Company set forth in Section 1 hereof are true and correct, (iii) as of the Closing Date the obligations of the Company to be performed hereunder on or prior thereto have been duly performed and (iv) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the Company and its subsidiaries have not sustained any loss or interference with their businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and there has not been any Material Adverse Change or any development involving a Material Adverse Effect, except in each case as described in or contemplated by the Prospectus.

     (i) At the Closing Date, you shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Selling Shareholder, dated the Closing Date, to the effect that (i) as of the date hereof and as of the Closing Date the representations and warranties of the Selling Shareholder set forth in Section 2 hereof are true and correct and (ii) as of the Closing Date the obligations of the Selling Shareholder to be performed hereunder on or prior thereto have been duly performed. In addition, at the Closing Date you shall have received a letter from Yamanouchi Pharmaceutical Co. Ltd. in the form previously agreed with the Underwriter.

     (j) At the time this Agreement is executed and at the Closing Date, you shall have received a letter from Arthur Andersen, independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date, addressed to you and in form and substance satisfactory to you, stating that: (i) they are independent certified public accountants with respect to the Company within the meaning of the Act and the Regulations; (ii) in their opinion, the financial statements and schedules of the Company included in the Registration Statement and the Prospectus and covered by their opinion therein comply as to form in all material respects with the applicable accounting requirements of the Act and the applicable published rules and regulations of the Commission thereunder; (iii) on the basis of procedures consisting of a reading of the latest available unaudited interim financial statements of the Company and of the latest available unaudited monthly financial statements of the Company (which, in the case of the letter delivered on the Closing Date, shall be at least as of August 31, 2000), a reading of the minutes of meetings and consents of the stockholders and board of directors of the Company and the committees of such board subsequent to December 31, 1999, inquiries of officers and other employees of the Company who have responsibility for financial and accounting matters of the Company with respect to transactions and events subsequent to December 31, 1999 and other specified procedures and inquiries to a date not more than five days prior to the date of such letter (provided that the letter delivered on the Closing Date shall use a "cut-off" date not earlier than the date hereof), nothing has come to their attention that would cause them to believe that: (A) the unaudited financial statements and schedules of the Company presented in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the applicable published rules and regulations of the Commission thereunder or that such unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included in the Registration Statement and the Prospectus; (B) with respect to the period subsequent to June 30, 2000 there were, as of the date of the most recent available monthly financial statements of the Company, if any, and as of a specified date not more than five days prior to the date of such letter (provided that the letter delivered on the Closing Date shall use a "cut-off" date not earlier than the date hereof), any changes in the capital stock or long-term liabilities of the Company or any decrease in the current assets or shareholders' equity of the Company, in each case as compared with the amounts shown in the most recent balance sheet of the Company presented in the Registration Statement and the Prospectus, except for changes or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter; or (C) that during the period from July 1, 2000 to the date of the most recent available monthly financial statements of the Company, if any, and to a specified date not more than five days prior to the date of such letter (provided that the letter delivered on the Closing Date shall use a "cut-off" date not earlier than the date hereof), there was any decrease, as compared with the corresponding period in the prior fiscal year, in revenues, or increase in net loss, except for decreases or increases, as the case may be, which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter; and (iv) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings and other financial information pertaining to the Company set forth in the Registration Statement and the Prospectus, which have been specified by you prior to the date of this Agreement, to the extent that such amounts, numbers, percentages and information may be derived from the general accounting and financial records of the Company or from schedules furnished by the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures specified by you set forth in such letter, and found them to be in agreement.

     (k) Prior to the Closing Date, the Company and the Selling Shareholder shall have furnished to you such further information, certificates and documents as you may reasonably request.

     (l) At the Closing Date, the ADSs, including the ADSs representing the Registered Shares, continue to be quoted on the National Association of Securities Dealers Automated Quotation National Market System.

     If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to you or to Underwriter's Counsel pursuant to this Section 7 shall not be in all material respects reasonably satisfactory in form and substance to you and to Underwriter's Counsel, all of your obligations hereunder may be cancelled by you at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Company and the Selling Shareholder in writing, or by telephone, facsimile, telex or telegraph, confirmed in writing.

     8. Indemnification.

     (a) The Company agrees to indemnify and hold harmless each of (i) the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (ii) the Selling Shareholder and each person, if any, who controls the Selling Shareholder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which it may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Registered Shares, as originally filed, or any amendment thereof, or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that with respect to any untrue statement in or omission from any preliminary prospectus, the indemnity provided for in this Section 8 shall not inure to the benefit of the Underwriter or the Selling Shareholder or any person controlling the Underwriter or the Selling Shareholder to the extent that any such losses, liabilities, claims, damages or expenses arise because (i) a copy of the Prospectus was not delivered at or prior to the written confirmation of the sale of ADSs and (ii) the untrue statement in or omission from the preliminary prospectus was corrected in the Prospectus; provided, further, however, that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by you or the Selling Shareholder expressly for use therein; and provided, further, however, that such indemnity agreement shall only have effect insofar as any such loss, liability, claim, damage or expense (i) arises as a result of the neglect or default of the Company to comply with its obligations under the Securities Act, the Exchange Act, the Financial Services Act 1986 and other applicable law or (ii) otherwise to the extent permitted by English Law. This indemnity agreement will be in addition to any liability which the Company may otherwise have including under this Agreement.

     (b) The Selling Shareholder agrees to indemnify and hold harmless each of
(i) the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act and (ii) the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which it may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Registered Shares, as originally filed, or any amendment thereof, or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by the Selling Shareholder expressly for use therein. This indemnity agreement will be in addition to any liability which the Selling Shareholder may otherwise have including under this Agreement.

     (c) The Underwriter agrees to indemnify and hold harmless each of (i) the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act and (ii) the Selling Shareholder and each person, if any, who controls the Selling Shareholder within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Registered Shares, as originally filed, or any filed amendment thereof, or the Prospectus, or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by you expressly for use therein; provided, however, that in no case shall the Underwriter be liable or responsible for any amount in excess of the underwriting discount and commission applicable to the ADSs purchased by the Underwriter hereunder. This indemnity will be in addition to any liability which the Underwriter may otherwise have including under this Agreement. The Company and the Selling Shareholder acknowledge that the statements set forth in the third paragraph and the last sentence of the ninth paragraph in the section of the Prospectus entitled "Underwriting" constitute the only information furnished in writing by the Underwriter expressly for use in the registration statement for the registration of the Registered Shares, as originally filed, or any filed amendment thereof, or any related preliminary prospectus or the Prospectus, or any amendment thereof or supplement thereto, as the case may be.

     (d) Promptly after receipt by an indemnified party under subsection (a),
(b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it from any liability which it may have under this Section 8). In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

     9. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 8 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company, the Selling Shareholder and the Underwriter shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from persons, other than the Underwriter and the Selling Shareholder, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred, to which the Company, the Selling Shareholder and the Underwriter may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Selling Shareholder and the Underwriter from the offering of the ADSs or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 8 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, the Selling Shareholder and the Underwriter in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations; provided, however, that such contribution shall only have effect insofar as any such loss, liability, claim, damage or expense (i) arises as a result of the neglect or default of the Company to comply with its obligations under the Securities Act, the Exchange Act, the Financial Services Act 1986 and other applicable law or (ii) otherwise to the extent permitted by English Law. The relative benefits received by the Selling Shareholder on the one hand and the Underwriter on the other hand shall be deemed to be in the same proportion as
(x) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Selling Shareholder and (y) the underwriting discounts and commissions received by the Underwriter. The relative fault of the Company, the Selling Shareholder and the Underwriter shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholder or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholder and the Underwriter agree that it would not be just and equitable if contribution pursuant to this
Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 9, (i) in no case shall the Underwriter be liable or responsible for any amount in excess of the underwriting discount and commission applicable to the ADSs purchased by the Underwriter hereunder, and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 9 and the preceding sentence, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the ADSs underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 9, each person, if any, who controls the Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Underwriter, and each person, if any, who controls the Company or the Selling Shareholder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company or the Selling Shareholder, as the case may be, subject in each case to clause (i) and (ii) of this Section 9. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent was not unreasonably withheld.

     10. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriter, the Company and the Selling Shareholder contained in this Agreement, including the agreements contained in Sections 3, 5 and 6, the indemnity agreements contained in Section 8 and the contribution agreements contained in Section 9, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriter or any controlling person thereof, by or on behalf of the Company, any of its officers and directors or any controlling person thereof or by or on behalf of the Selling Shareholder or any controlling person thereof, and shall survive delivery of and payment for the ADSs to and by the Underwriter. The representations contained in Sections 1 and 2 and the agreements contained in Sections 2, 5, 8, 9 and 11(c) hereof shall survive the termination of this Agreement, including termination pursuant to Section 11 hereof.

     11. Termination.

     (a) You shall have the right to terminate this Agreement at any time prior to the Closing Date if (A) any domestic or international event or act or occurrence has materially disrupted, or in your opinion will in the immediate future materially disrupt, the market for the Company's securities or securities in general; or (B) if trading on the New York or American Stock Exchanges or on NASDAQ or on the London Stock Exchange shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York or American Stock Exchanges or on NASDAQ or on the London Stock Exchange by the New York or American Stock Exchanges or NASDAQ or the London Stock Exchange or by order of the Commission or any other governmental authority having jurisdiction; or (C) if a banking moratorium has been declared by a state or federal authority or U.K. authority or if any new restriction materially adversely affecting the distribution of the ADSs or the exchange of ADSs for ordinary shares shall have become effective; or (D) (i) if the United States or Great Britain becomes engaged in hostilities or there is an escalation of hostilities involving the United States or there is a declaration of a national emergency or war by the United States or (ii) if there shall have been such change in political, financial or economic conditions, if the effect of any such event in (i) or (ii) in your judgment makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the ADSs on the terms contemplated by the Prospectus.

     (b) Any notice of termination pursuant to this Section 11 shall be by telephone, facsimile, telex, or telegraph, confirmed in writing by letter.

     (c) If this Agreement is terminated or if the sale of the ADSs provided for herein is not consummated because of any refusal, inability or failure on the part of the Selling Shareholder to perform any agreement herein, comply with any provision hereof or fulfill the conditions set forth in Sections 7(c) and (g) of this Agreement, the Selling Shareholder will, subject to demand by you, reimburse you for all out-of-pocket expenses (including the fees and expenses of your counsel) incurred by you in connection herewith. Except as explicitly set forth in the preceding sentence, if this Agreement shall be terminated (otherwise than by you pursuant to this Section 11) or if the sale of the ADSs provided for herein is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, or because any condition to your obligations set forth herein is not satisfied, the Company will, subject to demand by you, reimburse you for all your out-of-pocket expenses (including the fees and expenses of your counsel) incurred by you in connection herewith.

     12. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to the Underwriter, shall be mailed, delivered or sent by facsimile, telex or telegraph and confirmed in writing to Bear, Stearns & Co. Inc., 245 Park Avenue, New York, NY 10167, Attention: Equity Syndicate; facsimile number (212) 272 - 3485; if sent to the Company, shall be mailed, delivered or sent by facsimile, telex or telegraph and confirmed in writing to the Company, East Anton Andover, Hampshire, England SP10 5RG, Attention: Company Secretary; facsimile number 44-1264-332-879; and if sent to the Selling Shareholder, shall be mailed, delivered or sent by facsimile, telex or telegraph and confirmed in writing to
(i) Yamanouchi Group Holding Inc., c/o Yamanouchi Pharmaceutical Co., Ltd., 3-11 Nihonbashi-Honcho 2-chome, Chuo-ku, Tokyo 103, Japan, Attention: Yamanouchi Group Holding Inc.-President, facsimile number 813-3244-3245, and (ii) Yamanouchi Group Holding Inc., 4747 Willow Road, Mail Stop: C-300, Pleasanton, CA 94588-2740, Attention: Yamanouchi Group Holding Inc.-Treasurer, facsimile number (925) 924-3727.

     13. Parties. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriter, the Company, the Selling Shareholder and the controlling persons, directors, officers, employees and agents referred to in Sections 8 and 9, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of ADSs from the Underwriter. The obligations of the Selling Shareholder hereunder shall not be terminated by operation of law, whether by the dissolution of such corporation or by the occurrence of any other event.

     14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, but without regard to principles of conflicts of law.

     15. Consent to Jurisdiction; Waiver of Immunities.

     (a) The Company hereby (i) irrevocably submits to the jurisdiction of any New York State or federal court sitting in the Borough of Manhattan and any appellate court from any such court in any action or proceeding arising out of or relating to this Agreement or any other document delivered hereunder; (ii) irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or in such federal court; (iii) irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding; (iv) irrevocably appoints William A. Nuerge (the "Company Process Agent"), with an office on the date hereof at 7900 Tanner Gate Drive, Florence, Kentucky 41042, USA, as its authorized agent to receive on its behalf and its property service of copies of the summons and complaint and any other process that may be made by mailing or delivering a copy of such process to the appropriate party in care of the Company Process Agent at the Company Process Agent's above address, represents and warrants that the Company Process Agent has agreed to act as such, and agrees to take any and all actions, including filing any and all documents or instruments (including for the appointment of any successor Company Process Agent, as necessary) that may be necessary to continue such appointment in effect; (v) authorizes and directs the Company Process Agent to accept such service on its behalf; and (vi) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     (b) The Selling Shareholder hereby (i) irrevocably submits to the jurisdiction of any New York State or federal court sitting in the Borough of Manhattan and any appellate court from any such court in any action or proceeding arising out of or relating to this Agreement or any other document delivered hereunder; (ii) irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or in such federal court; (iii) irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding; (iv) irrevocably appoints Tom Bishop (the "Selling Shareholder Process Agent"), with an office on the date hereof at Yamanouchi Group Holding Inc., 4747 Willow Road, Mail Stop: C-300, Pleasanton, CA 94588-2740 as its authorized agent to receive on its behalf and its property service of copies of the summons and complaint and any other process that may be made by mailing or delivering a copy of such process to the appropriate party in care of the Selling Shareholder Process Agent at the Selling Shareholder Process Agent's above address, represents and warrants that the Selling Shareholder Process Agent has agreed to act as such, and agrees to take any and all actions, including filing any and all documents or instruments (including for the appointment of any successor Selling Shareholder Process Agent, as necessary) that may be necessary to continue such appointment in effect; (v) authorizes and directs the Selling Shareholder Process Agent to accept such service on its behalf; and (vi) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     (c) The Underwriter hereby (i) irrevocably submits to the jurisdiction of any New York State or federal court sitting in the Borough of Manhattan and any appellate court from any such court in any action or proceeding arising out of or relating to this Agreement or any other document delivered hereunder; (ii) irrevocably agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or in such federal court; (iii) irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding; and (iv) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law

     16. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     17. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

     18. Severability. If any provision of this Agreement is invalid, illegal or incapable of being enforced, the remainder of this Agreement shall not be affected thereby and all other provisions of this Agreement shall remain in full force and effect.






                            [Signature Page Follows]

     If the foregoing correctly sets forth the understanding between you, the Company and the Selling Shareholder, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

                              Very truly yours,

                              SHIRE PHARMACEUTICALS GROUP PLC


                              By /s/ A C Russell
                                 ----------------------------------
                                 Name: A C Russell
                                 Title: Group Finance Director


                              YAMANOUCHI GROUP HOLDING INC.


                              By /s/  Kaoru Kimura
                                 ----------------------------------
                                 Name: Kaoru Kimura
                                 Title: President


Accepted as of the date first above written

BEAR, STEARNS & CO. INC.


By  /s/  Steven R. Frank
    -------------------------------------
    Name: Steven R. Frank
    Title: Senior Managing Director

                                   SCHEDULE I


                                                      Number of
Name of Selling Shareholder                           ADSs to be Sold
---------------------------                           ---------------

Yamanouchi Group Holding Inc.                         5,263,902


                                                      ---------
Total. . . . . . . . . . . . . . . . . . . . .        5,263,902

                                   SCHEDULE II

Shire Subsidiaries                              Jurisdiction of Incorporation
------------------                              -----------------------------

Shire Pharmaceutical Contracts Limited          England and Wales
Shire Holdings Limited                          Bermuda
Shire Pharmaceuticals Limited                   England and Wales
Shire Pharmaceutical Development Limited        England and Wales
Shire Holdings Europe Limited                   England and Wales
Rybar Laboratories Limited                      England and Wales
The Endocrine Centre Limited                    England and Wales
Sparkleflame Limited                            England and Wales
Shire International Licensing BV                Netherlands
Shire Pharmaceuticals Quest Ltd.                England and Wales
Shire France SA                                 France
Shire Italia S.p.A                              Italy
Shire Deutschland GmbH & Co. KG                 Germany
Shire Deutschland Beteiligungs GmbH             Germany
Shire Holding GmbH                              Germany
Shire Richwood Inc.                             Kentucky
Shire Laboratories Inc.                         Delaware
Shire Supplies U.S. LLC                         Delaware
Shire Holdings US Inc.                          Delaware
Shire US LLC                                    Delaware
Shire Holdings AG                               Switzerland
Shire Pharmaceuticals Iberica SL                Spain
Roberts Pharmaceutical Corporation              New Jersey
Roberts Laboratories Inc.                       New Jersey
Monmouth Pharmaceuticals Ltd.                   United Kingdom
Roberts Pharma GmbH                             Germany
Shire Canada Inc.                               Canada
Roberts Investments, Inc.                       Delaware
Shire Pharmaceuticals, Inc.                     New Jersey

The following persons own qualifying shares of Shire France S.A.:

Vincent Lucet - 1 Share
Neil Harris - 1 Share
Rolf Stahel - 1 Share
Wilson Totten - 1 Share

The remainder of the shares of Shire France S.A. and the other subsidiaries listed above are owned by Shire Pharmaceuticals Group plc and/or its subsidiaries.

                                  SCHEDULE III

Ordinary shares as of September 22, 2000:            255,457,601

Options outstanding as of August 31, 2000:             9,096,162